DocuSign Envelope ID: A41D1E52-D264-47E4-9060-A92D758C10B1 1 of 9 157395.00802/128979940v.2 EXECUTION COPY SEPARATION AGREEMENT AND RELEASE This Separation Agreement and Release (“Agreement”) is made by and between Johan Broekhuysen (“Executive”) and BlackSky Technology Inc. together with its Affiliates (collectively, the “Company”) (collectively referred to as the “Parties” or individually referred to as a “Party”). For the purpose of this Agreement, an “Affiliate” shall mean an entity that controls, is controlled by or under common control with BlackSky Technology Inc. WHEREAS, Executive was employed at-will by the Company; WHEREAS, Executive signed a Proprietary Information and Inventions Assignment Agreement with the Company on August 18, 2021 (the “Confidentiality Agreement”); WHEREAS, the Company and Executive have entered into a Restricted Stock Unit Agreement and a Stock Option Agreement, for awards dated December 21, 2021granting Executive the option to purchase shares of the Company’s common stock subject to the terms and conditions of the Company’s 2021 Equity Incentive Plan and the Stock Option Agreement (collectively the “Stock Agreements”); WHEREAS, the Executive is a participant in the Company’s Executive Change in Control and Severance Plan dated August 18, 2021 (the “Severance Plan”), pursuant to which Executive is entitled to certain benefits in the event of the termination of employment without cause conditioned upon the execution of this Separation Agreement and Release; WHEREAS, Executive has ceased to be Chief Financial Officer (“CFO”) effective June 9, 2022 and will be separated from employment with the Company effective August 11, 2022 (the “Separation Date”); and WHEREAS, the Parties wish to achieve a smooth transition and resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions, and demands that the Executive may have against the Company and any of the Releasees as defined below, including, but not limited to, any and all claims arising out of or in any way related to Executive’s employment with or separation from the Company; NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Executive hereby agree as follows: COVENANTS 1. Consideration. In consideration of Executive’s execution of this Agreement and Executive’s fulfillment of all of its terms and conditions, provided that Executive does not revoke the Agreement under Section 6 below, and subject to Executives timely execution and return of the Confirming Release attached as Exhibit A on the Separation Date, the Company agrees as follows: a. Transition Role and Separation. Effective June 9, 2022, Executive will no longer serve as CFO for the Company and will hold not authority to make any managerial decisions, directives or binding decisions on the Company. From June 10 through August 11, 2022, Executive will effectuate the transition of his functions as made known to him by the Company’s CEO or CFO. Executive will continue to be paid his base salary through the Separation Date. Executive will use his best efforts to carry out transition responsibilities in a professional and productive manner. The Company will issue a press release regarding Executive’s departure using language substantially as set forth in Exhibit B.

DocuSign Envelope ID: A41D1E52-D264-47E4-9060-A92D758C10B1 2 157395.00802/128979940v.2 EXECUTION COPY b. Separation Payment. The Company agrees to pay Executive an amount equal to 1 year of Executive’s base salary of $385,000 Dollars, plus a prorated target bonus amount of $320,000, for a total payment of $705,000, less applicable withholdings. This payment will be made to Executive in a single lump sum payment within 60 days after the Separation Date. c. COBRA Reimbursement. The Company shall reimburse Executive for the payments Executive makes for COBRA coverage for a period of up to twelve (12) months or, as to each group health plan as to which Executive elects COBRA coverage, until Executive has secured health insurance coverage through another employer for coverage similar to such group health plan, whichever occurs first, provided Executive timely elects and pays for continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), within the time period prescribed pursuant to COBRA. COBRA reimbursements shall be made by the Company to Executive consistent with the Company’s normal expense reimbursement policy, provided that Executive submits documentation to the Company substantiating Executive’s payments for COBRA coverage. Notwithstanding the preceding, if the Company determines in its sole discretion that it cannot provide COBRA reimbursement benefits without potentially violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), the Company will instead provide the Executive a taxable payment in an amount equal to the monthly COBRA premium that the Executive would be required to pay to continue the Executive’s group health coverage in effect on the date of termination of employment (which amount will be based on the premium for the first month of COBRA coverage), which payments will be made regardless of whether the Executive elects COBRA continuation coverage and will commence in the month following the month of the Separation Date and continue for the period of months indicated in this paragraph. d. General. Executive acknowledges that without this Agreement, Executive is otherwise not entitled to the consideration listed in this Section 1. 2. Stock. Executive acknowledges that as of the Separation Date, Executive will not have vested in any restricted stock units or options. Executive acknowledges and agrees that Executive is not entitled to any capital stock, securities or other equity securities or any right to purchase or otherwise obtain shares of capital stock, securities or other equity interests of the Company. 3. Benefits. Executive’s health insurance benefits shall cease on August 31, 2022, subject to Executive’s right to continue Executive’s health insurance under COBRA. Executive’s participation in all benefits and incidents of employment, including, but not limited to, vesting in stock options, and the accrual of bonuses, vacation, and paid time off, ceased as of the Separation Date. 4. Payment of Salary and Receipt of All Benefits. Executive acknowledges and represents that, other than the consideration set forth in this Agreement, the Company and its agents have paid or provided all salary, wages, bonuses, accrued vacation/paid time off, notice periods, premiums, leaves, housing allowances, relocation costs, interest, severance, outplacement costs, fees, reimbursable expenses, commissions, stock, stock options, vesting, and any and all other benefits and compensation due to Executive. Notwithstanding the foregoing, within 30 business days after the Separation Date, Executive will be paid for all un-reimbursed business expenses and accrued and unused paid time off incurred by Executive through the Separation Date (in accordance with usual Company guidelines and practices), to the extent Executive submits such expenses within 15 business days after the Separation Date. 5. Release of Claims. Executive agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Executive by the Company and its current and former officers, directors, employees, agents, investors, attorneys, shareholders, administrators, affiliates, benefit plans, plan administrators, insurers, trustees, divisions, and subsidiaries, and predecessor and successor

DocuSign Envelope ID: A41D1E52-D264-47E4-9060-A92D758C10B1 3 157395.00802/128979940v.2 EXECUTION COPY corporations and assigns (collectively, the “Releasees”). Executive, on Executive’s own behalf and on behalf of Executive’s respective heirs, family members, executors, agents, and assigns, hereby and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Executive may possess against any of the Releasees arising from any omissions, acts, facts, or damages that have occurred up until and including the date Executive signs this Agreement, including, without limitation: a. any and all claims relating to or arising from Executive’s employment relationship with the Company and the termination of that relationship; b. any and all claims relating to, or arising from, Executive’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law; c. any and all claims under the law of any jurisdiction, including, but not limited to, wrongful discharge of employment; constructive discharge from employment; termination in violation of public policy; discrimination; harassment; retaliation; breach of contract, both express and implied; breach of covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; fraud; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; and disability benefits; d. any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Rehabilitation Act of 1973; the Americans with Disabilities Act of 1990; the Equal Pay Act; the Fair Labor Standards Act, except as prohibited by law; the Fair Credit Reporting Act; the Age Discrimination in Employment Act of 1967; the Older Workers Benefit Protection Act; the Executive Retirement Income Security Act of 1974; the Worker Adjustment and Retraining Notification Act; the Family and Medical Leave Act, except as prohibited by law; the Uniformed Services Employment and Reemployment Rights Act; the Virginians with Disabilities Act; the Virginia Human Rights Act; the Virginia Equal Pay Act; the Virginia Minimum Wage Act; the Virginia Wage Payment and Collection Act; Virginia genetic testing law; the Virginia Occupational Safety and Health Act; Virginia right to work law; the Virginia Fraud Against Taxpayers Act; and the Fairfax Human Rights Ordinance, Code of Fairfax County § 11-1-1 et seq.; e. any and all claims for violation of the federal or any state constitution; f. any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; g. any claim for any loss, cost, damage, or expense arising out of any dispute over the nonwithholding or other tax treatment of any of the proceeds received by Executive as a result of this Agreement; and h. any and all claims for attorneys’ fees and costs. Executive agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any rights Executive may

DocuSign Envelope ID: A41D1E52-D264-47E4-9060-A92D758C10B1 4 157395.00802/128979940v.2 EXECUTION COPY have under this Agreement. Nothing in this Agreement shall be a waiver of claims that may arise after the date on which Executive signs this Agreement, except to the extent covered in the Confirming Release Agreement set forth in Exhibit A. This Agreement does not release claims that cannot be released as a matter of law, including any Protected Activity (as defined below), but does preclude any additional monetary recovery to Executive for any such claims as this Agreement provides employees will full monetary relief. Any and all disputed wage claims that are released herein shall be subject to binding arbitration in accordance with Section 18, except as required by applicable law. This release does not extend to any right Executive may have to unemployment compensation benefits or workers’ compensation benefits, to the extent such claims cannot be released under applicable law. This release does not extend to any rights to any vested benefits to which Executive is entitled under the terms of the applicable employee benefit plan (excluding rights related to Company’s equity incentive plans which are set forth in Section 2). Nothing in this Agreement shall waive any right Executive has to indemnification or advancement of expenses under (i) the certificate of incorporation, bylaws, operating agreement, or comparable documents of the Company or any affiliate or predecessor of the Company, (ii) any written agreement with the Company or any affiliate or predecessor of the Company, (iii) applicable law, or (iv) any insurance policy providing directors’ and officers’ coverage. 6. Acknowledgment of Waiver of Claims under ADEA. Executive understands and acknowledges that Executive is waiving and releasing any rights Executive may have under the Age Discrimination in Employment Act of 1967 (“ADEA”), and that this waiver and release is knowing and voluntary. Executive understands and agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the date Executive signs this Agreement. Executive understands and acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Executive was already entitled. Executive further understands and acknowledges that Executive has been advised by this writing that: (a) Executive should consult with an attorney prior to executing this Agreement; (b) Executive has twenty-one (21) days within which to consider this Agreement; (c) Executive has seven (7) days following Executive’s execution of this Agreement to revoke any ADEA claim released by this Agreement; (d) this Agreement shall not be effective with regard to a claim under the ADEA until after the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law. In the event Executive signs this Agreement and returns it to the Company in less than the 21-day period identified above, Executive hereby acknowledges that Executive has freely and voluntarily chosen to waive the time period allotted for considering this Agreement. Executive acknowledges and understands that revocation must be accomplished by a written notification either hand delivered to the Company’s office in Herndon, Virginia, to the attention of the Company’s Chief Executive Officer, or sent by email to the Company’s Chief Executive Officer with a copy to the Company’s General Counsel prior to the Effective Date. The Parties agree that changes, whether material or immaterial, do not restart the running of the 21-day period. The Parties further agree that the revocation provision contained in this paragraph are applicable only to claims arising out of the ADEA and not to any other claim released by this Agreement. 7. Unknown Claims. Executive acknowledges that Executive has been advised to consult with legal counsel and that Executive is familiar with the principle that a general release does not extend to claims that the releaser does not know or suspect to exist in Executive’s favor at the time of executing the release, which, if known by Executive, must have materially affected Executive’s settlement with the Releasees. Executive, being aware of said principle, agrees to expressly waive any rights Executive may have to that effect, as well as under any other statute or common law principles of similar effect. 8. No Pending or Future Lawsuits. Executive represents that Executive has no lawsuits, claims, or actions pending in Executive’s name, or on behalf of any other person or entity, against the Company or any of the other Releasees. Executive also represents that Executive does not intend to bring any claims on

DocuSign Envelope ID: A41D1E52-D264-47E4-9060-A92D758C10B1 5 157395.00802/128979940v.2 EXECUTION COPY Executive’s own behalf or on behalf of any other person or entity against the Company or any of the other Releasees. 9. Application for Employment. Executive understands and agrees that, as a condition of this Agreement, Executive shall not be entitled to any employment with the Company, and Executive hereby waives any right, or alleged right, of employment or re-employment with the Company. Executive further agrees not to apply for employment with the Company and not otherwise pursue an independent contractor or vendor relationship with the Company. 10. Confidentiality. Subject to Section 21 below governing Protected Activity, Executive agrees to maintain in complete confidence the existence of this Agreement, the contents and terms of this Agreement, and the consideration for this Agreement (hereinafter collectively referred to as “Separation Information”) unless and until such information has been publicly disclosed by Company. Except as required by law, Executive may disclose Separation Information only to Executive’s immediate family members, the Court in any proceedings to enforce the terms of this Agreement, Executive’s counsel, and Executive’s accountant and any professional tax advisor to the extent that they need to know the Separation Information in order to provide advice on tax treatment or to prepare tax returns and must prevent disclosure of any Separation Information to all other third parties. Executive agrees that Executive will not publicize, directly or indirectly, any Separation Information. 11. Directors’ and Officers’ Liability Insurance. After the Separation Date, Executive will continue to receive directors’ and officers’ insurance coverage for his service as an officer of the Company under the Company’s directors’ & officers’ insurance policies in amounts of coverage and terms and conditions at least as favorable as the amounts of coverage and terms and conditions applicable to the Company’s then current directors and executive officers. 12. Trade Secrets and Confidential Information/Company Property. Executive reaffirms and agrees to observe and abide by the terms of the Confidentiality Agreement, specifically including the provisions therein regarding nondisclosure of the Company’s trade secrets and confidential and proprietary information, and all restrictive covenants. Executive agrees that the above reaffirmation and agreement with the Confidentiality Agreement shall constitute a new and separately enforceable agreement to abide by the terms of the Confidentiality Agreement, entered and effective as of the Effective Date. Executive specifically acknowledges and agrees that any violation of the restrictive covenants in the Confidentiality Agreement shall constitute a material breach of this Agreement. Executive’s signature below constitutes Executive’s certification that Executive has returned all documents and other items provided to Executive by the Company, developed or obtained by Executive in connection with Executive’s employment with the Company, or otherwise belonging to the Company, including, but not limited to, all passwords to any software or other programs or data that Executive used in performing services for the Company (including such information residing on Executive’s personal computer, personal e-mail account, social media account, Cloud account, external data device, or mobile/smart phone) and any other property, record, document, or piece of equipment belonging to the Company. Executive expressly affirms that he does not have any copies of the Company’s property, including any copies existing in electronic form, in his possession, custody, or control. 13. No Cooperation. Subject to Section 21 below governing Protected Activity, Executive agrees that Executive will not knowingly encourage, counsel, or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or other court order to do so or as related directly to the ADEA waiver in this Agreement. Executive agrees both to promptly notify the Company upon receipt of any such subpoena or court order, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or other court order. If approached by anyone for counsel or assistance in the presentation

DocuSign Envelope ID: A41D1E52-D264-47E4-9060-A92D758C10B1 6 157395.00802/128979940v.2 EXECUTION COPY or prosecution of any disputes, differences, grievances, claims, charges, or complaints against any of the Releasees, Executive shall state no more than that Executive cannot provide counsel or assistance. 14. Mutual Nondisparagement. Executive agrees to refrain from any disparagement, defamation, libel, or slander of any of the Releasees, and agrees to refrain from any tortious interference with the contracts and relationships of any of the Releasees; provided, that nothing in this Section 13 shall prevent Executive from taking good faith actions to enforce this Agreement or restrict or limit Executive from providing truthful information in response to a subpoena, other legal process or governmental inquiry. Executive shall direct any inquiries by potential future employers to the Company’s human resources department, which shall provide only the Executive’s last position and dates of employment. The Company agrees to direct its directors and executive officers to refrain from any disparagement, defamation, libel, or slander of Executive; provided, that nothing in this Section 13 shall prevent the Company, its directors or executive officers, from taking good faith actions to enforce this Agreement or restrict or limit the Company, its directors or executive officers from providing truthful information in response to a subpoena, other legal process or governmental inquiry. 15. Breach. In addition to the rights provided in the “Attorneys’ Fees” section below, Executive acknowledges and agrees that in the event of a final judicial determination that Executive has materially breached this Agreement, unless such breach constitutes a legal action by Executive challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, or of any provision of the Confidentiality Agreement, shall entitle the Company to recover and/or cease providing the consideration provided to Executive under this Agreement and to obtain damages, except as provided by law, provided, however, that the Company shall not recover One Hundred Dollars ($100.00) of the consideration already paid pursuant to this Agreement, and such amount shall serve as full and complete consideration for the promises and obligations assumed by Executive under this Agreement and the Confidentiality Agreement. 16. No Admission of Liability. Executive understands and acknowledges that this Agreement constitutes a compromise and settlement of any and all actual or potential disputed claims by Executive. No action taken by the Company hereto, either previously or in connection with this Agreement, shall be deemed or construed to be (a) an admission of the truth or falsity of any actual or potential claims or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to Executive or to any third party. 17. [Intentionally Omitted] 18. Costs. The Parties shall each bear their own costs, attorneys’ fees, and other fees incurred in connection with the preparation of this Agreement. 19. ARBITRATION. THE PARTIES AGREE THAT ANY AND ALL DISPUTES ARISING OUT OF THE TERMS OF THIS AGREEMENT, THEIR INTERPRETATION, EMPLOYEE’S EMPLOYMENT WITH THE COMPANY OR THE TERMS THEREOF, AND ANY OF THE MATTERS HEREIN RELEASED, SHALL BE SUBJECT TO BINDING ARBITRATION UNDER THE FEDERAL ARBITRATION ACT (THE “FAA”). THE FAA’S SUBSTANTIVE AND PROCEDURAL RULES SHALL GOVERN AND APPLY TO THIS ARBITRATION AGREEMENT WITH FULL FORCE AND EFFECT, AND ANY STATE COURT OF COMPETENT JURISDICTION MAY STAY PROCEEDINGS PENDING ARBITRATION OR COMPEL ARBITRATION IN THE SAME MANNER AS A FEDERAL COURT UNDER THE FAA. EMPLOYEE AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, EMPLOYEE MAY BRING ANY SUCH ARBITRATION PROCEEDING ONLY IN EMPLOYEE’S INDIVIDUAL CAPACITY. ANY ARBITRATION WILL OCCUR IN FAIRFAX COUNTY, VIRGINIA, OR THE DISTRICT OF COLUMBIA, BEFORE JAMS, PURSUANT TO ITS EMPLOYMENT

DocuSign Envelope ID: A41D1E52-D264-47E4-9060-A92D758C10B1 7 157395.00802/128979940v.2 EXECUTION COPY ARBITRATION RULES & PROCEDURES (“JAMS RULES”), EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 18. THE PARTIES AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION, AND MOTIONS TO DISMISS AND DEMURRERS, APPLYING THE STANDARDS SET FORTH UNDER THE VIRGINIA RULES OF CIVIL PROCEDURE. THE PARTIES AGREE THAT THE ARBITRATOR SHALL ISSUE A WRITTEN DECISION ON THE MERITS. THE PARTIES ALSO AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES AVAILABLE UNDER APPLICABLE LAW, AND THAT THE ARBITRATOR MAY AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, WHERE PERMITTED BY APPLICABLE LAW. THE ARBITRATOR MAY GRANT INJUNCTIONS AND OTHER RELIEF IN SUCH DISPUTES. THE ARBITRATOR SHALL APPLY SUBSTANTIVE AND PROCEDURAL VIRGINIA LAW TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO ANY CONFLICT-OF-LAW PROVISIONS OF ANY JURISDICTION. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE, AND BINDING ON THE PARTIES TO THE ARBITRATION. THE PARTIES AGREE THAT THE PREVAILING PARTY IN ANY ARBITRATION SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE THE ARBITRATION AWARD. THE PARTIES TO THE ARBITRATION SHALL EACH PAY AN EQUAL SHARE OF THE COSTS AND EXPENSES OF SUCH ARBITRATION, AND EACH PARTY SHALL SEPARATELY PAY FOR ITS RESPECTIVE COUNSEL FEES AND EXPENSES; PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, EXCEPT AS PROHIBITED BY LAW. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. NOTWITHSTANDING THE FOREGOING, THIS SECTION WILL NOT PREVENT EITHER PARTY FROM SEEKING INJUNCTIVE RELIEF (OR ANY OTHER PROVISIONAL REMEDY) FROM ANY COURT HAVING JURISDICTION OVER THE PARTIES AND THE SUBJECT MATTER OF THEIR DISPUTE RELATING TO THIS AGREEMENT AND THE AGREEMENTS INCORPORATED HEREIN BY REFERENCE. SHOULD ANY PART OF THE ARBITRATION AGREEMENT CONTAINED IN THIS PARAGRAPH CONFLICT WITH ANY OTHER ARBITRATION AGREEMENT BETWEEN THE PARTIES, THE PARTIES AGREE THAT THIS ARBITRATION AGREEMENT SHALL GOVERN. 20. Tax Consequences. The Company makes no representations or warranties with respect to the tax consequences of the payments and any other consideration provided to Executive or made on Executive’s behalf under the terms of this Agreement. Executive agrees and understands that Executive is responsible for payment, if any, of local, state, and/or federal taxes on the payments and any other consideration provided hereunder by the Company and any penalties or assessments thereon. Executive further agrees to indemnify and hold the Releasees harmless from any claims, demands, deficiencies, penalties, interest, assessments, executions, judgments, or recoveries by any government agency against the Company for any amounts claimed due on account of (a) Executive’s failure to pay or Executive’s delayed payment of, federal or state taxes, or (b) damages sustained by the Company by reason of any such claims, including attorneys’ fees and costs. 21. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Executive represents and warrants that Executive has the capacity to act on Executive’s own behalf and on behalf of all who might claim through Executive to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

DocuSign Envelope ID: A41D1E52-D264-47E4-9060-A92D758C10B1 8 157395.00802/128979940v.2 EXECUTION COPY 22. Protected Activity Not Prohibited. Executive understands that nothing in this Agreement shall in any way limit or prohibit Executive from engaging in any Protected Activity. For purposes of this Agreement, “Protected Activity” shall mean filing a charge, complaint, or report with, or otherwise communicating, cooperating, or participating in any investigation or proceeding that may be conducted by, any federal, state or local government agency or commission, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the Occupational Safety and Health Administration, and the National Labor Relations Board (“Government Agencies”). Executive understands that in connection with such Protected Activity, Executive is permitted to disclose documents or other information as permitted by law, and without giving notice to, or receiving authorization from, the Company. Notwithstanding the foregoing, Executive agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any information that may constitute Company confidential information under the Confidentiality Agreement to any parties other than the Government Agencies. Executive further understands that “Protected Activity” does not include the disclosure of any Company attorney-client privileged communications or attorney work product. Any language in the Confidentiality Agreement regarding Executive’s right to engage in Protected Activity that conflicts with, or is contrary to, this paragraph is superseded by this Agreement. In addition, pursuant to the Defend Trade Secrets Act of 2016, Executive is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (a) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order. Finally, nothing in this Agreement constitutes a waiver of any rights Executive may have under the Sarbanes-Oxley Act or Section 7 of the National Labor Relations Act. 23. No Representations. Executive represents that Executive has had an opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Executive has not relied upon any representations or statements made by the Company that are not specifically set forth in this Agreement. 24. Section 409A. It is intended that this Agreement comply with, or be exempt from, Code Section 409A and the final regulations and official guidance thereunder (“Section 409A”) and any ambiguities herein will be interpreted to so comply and/or be exempt from Section 409A. Each payment and benefit to be paid or provided under this Agreement is intended to constitute a series of separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. Payments under Section 1 of this Agreement will be made at the earlier of the time specified in Section 1(b) or March 15, 2023. The Company and Executive will work together in good faith to consider either (i) amendments to this Agreement; or (ii) revisions to this Agreement with respect to the payment of any awards, which are necessary or appropriate to avoid imposition of any additional tax or income recognition prior to the actual payment to Executive under Section 409A. In no event will the Releasees reimburse Executive for any taxes that may be imposed on Executive as a result of Section 409A. 25. Severability. In the event that any provision or any portion of any provision hereof or any surviving agreement made a part hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision or portion of provision.

DocuSign Envelope ID: A41D1E52-D264-47E4-9060-A92D758C10B1 9 157395.00802/128979940v.2 EXECUTION COPY 26. Attorneys’ Fees. Except with regard to a legal action challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, in the event that either Party brings an action to enforce or effect its rights under this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, and reasonable attorneys’ fees incurred in connection with such an action. 27. Entire Agreement. This Agreement represents the entire agreement and understanding between the Company and Executive concerning the subject matter of this Agreement and Executive’s employment with and separation from the Company and the events leading thereto and associated therewith and supersedes and replaces any and all prior agreements and understandings concerning the subject matter of this Agreement and Executive’s relationship with the Company, with the exception of the Severance Plan and the Confidentiality Agreement. 28. No Oral Modification. This Agreement may only be amended in a writing signed by Executive and the Company’s Chief Executive Officer. 29. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Virginia, without regard for choice-of-law provisions. Executive consents to personal and exclusive jurisdiction and venue in the Commonwealth of Virginia. 30. Effective Date. Executive understands that this Agreement shall be null and void if not executed by Executive within the twenty-one (21) day period set forth under Section 6 above. Each Party has seven (7) days after that Party signs this Agreement to revoke it. This Agreement will become effective on the eighth (8th) day after Executive signed this Agreement, so long as it has been signed by the Parties and has not been revoked by either Party before that date (the “Effective Date”). 31. Counterparts. This Agreement may be executed in counterparts and by facsimile, and each counterpart and facsimile shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned. 32. Voluntary Execution of Agreement and Acknowledgments. Executive understands and agrees that Executive executed this Agreement voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of Executive’s claims against the Company and any of the other Releasees. Executive acknowledges that: (a) Executive has read this Agreement; (b) Executive has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of Executive’s own choice or has elected not to retain legal counsel; (c) Executive understands the terms and consequences of this Agreement and of the releases it contains; (d) Executive is fully aware of the legal and binding effect of this Agreement. (e) Executive is fully aware that he is not entitled to the consideration of this Agreement in the absence of signing this Agreement; and

DocuSign Envelope ID: A41D1E52-D264-47E4-9060-A92D758C10B1 10 157395.00802/128979940v.2 EXECUTION COPY (f) The only consideration for signing this Agreement are the terms stated herein and no other promise, agreement, or representation of any kind has been made to Executive by any person or entity whatsoever to cause Executive to sign this Agreement. IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below. Johan Broekhuysen, an individual Dated: 6/14/2022 BLACKSKY TECHNOLOGY INC. Dated: 6/14/2022 By: Brian O’Toole Chief Executive Officer Johan Broekhuysen

DocuSign Envelope ID: A41D1E52-D264-47E4-9060-A92D758C10B1 11 157395.00802/128979940v.2 EXECUTION COPY Exhibit A CONFIRMING RELEASE AGREEMENT This Confirming Release Agreement (“Confirming Release”) is made effective as of the last date of signature below (the “Release Effective Date”) by and between Johan Broekhuysen (“Executive”) and BlackSky Technology Inc., together with its Affiliates (the “Company”) (collectively referred to as the “Parties” or individually referred to as a “Party”). Capitalized terms used in this Agreement that are not otherwise defined have the meanings assigned to them in the Separation Agreement and Release between the Parties. 1. Consideration; Acknowledgment of Receipt of All Compensation. In exchange for the consideration referenced in Sections 1 and 3 of the Separation Agreement to which this Separation Date Release was attached as an exhibit, Executive hereby extends Executive’s release and waiver of claims in Section 5 of the Separation Agreement to any claims that may have arisen between the Effective Date (as defined in the Separation Agreement) and the Release Effective Date, as well as any and all claims under the Age Discrimination in Employment Act of 1967 and the Older Workers Benefit Protection Act arising from any omissions, acts, facts, or damages that have occurred up until and including the date Executive signs this Separation Date Release. Executive acknowledges and represents that, except as specifically set forth in the Separation Agreement, the Company and its agents have paid or provided all salary, wages, bonuses, accrued vacation/paid time off, premiums, leaves, housing allowances, relocation costs, interest, severance, outplacement costs, fees, reimbursable expenses, commissions, stock, stock options, vesting, and any and all other benefits and compensation due to Executive. 2. Acknowledgment of Waiver of Claims under ADEA. Executive understands and acknowledges that Executive is waiving and releasing any rights Executive may have under the Age Discrimination in Employment Act of 1967 (“ADEA”), and that this waiver and release is knowing and voluntary. Executive understands and agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the date Executive signs this Separation Date Release. Executive understands and acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Executive was already entitled. Executive further understands and acknowledges that Executive has been advised by this writing that: (a) Executive should consult with an attorney prior to executing this Separation Date Release; (b) Executive has twenty-one (21) days within which to consider this Separation Date Release; (c) Executive has seven (7) days following Executive’s execution of this Separation Date Release to revoke this Separation Date Release; (d) this Separation Date Release shall not be effective until after the revocation period has expired; and (e) nothing in this Separation Date Release or the Separation Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law. In the event Executive signs this Separation Date Release and returns it to the Company in less than the 21-day period identified above, Executive hereby acknowledges that Executive has freely and voluntarily chosen to waive the time period allotted for considering this Separation Date Release. Executive acknowledges and understands that any revocation of this Separation Date Release must be accomplished by a written notification to the person executing this Separation Date Release on the Company’s behalf that is received prior to the Separation Effective Date. The Parties agree that changes, whether material or immaterial, do not restart the running of the 21-day period. 3. Incorporation of Terms of Separation Agreement. The Parties further acknowledge that the terms of the Separation Agreement shall apply to this Separation Date Release and are incorporated herein to the extent that they are not inconsistent with the express terms of this Separation Date Release.

DocuSign Envelope ID: A41D1E52-D264-47E4-9060-A92D758C10B1 12 157395.00802/128979940v.2 EXECUTION COPY 4. Return of Property. Executive confirms that he has met his obligations set forth in Section 4 of the Separation Agreement with respect to Executive’s return of Company property. 5. Separation Date Release Effective Date. Executive understands that this Separation Date Release shall be null and void (i) if executed by Executive before the Separation Date (as defined in the Separation Agreement), (ii) if executed by Executive before the Separation Agreement becomes effective, or (iii) if not executed by Executive within twenty-one (21) days following the Separation Date (as defined in the Separation Agreement). This Separation Date Release will become effective on the eighth (8th) day after Executive signed this Separation Date Release, so long as it has been signed by the Parties and has not been revoked by either Party before that date (the “Separation Effective Date”). The Company will provide Executive with the consideration provided by Sections 1 and 3 of the Separation Agreement in accordance with the terms of that agreement. 6. No Admission of Liability. Executive understands and acknowledges that this Separation Date Release constitutes a compromise and settlement of any and all actual or potential disputed claims by Executive. No action taken by the Company, either previously or in connection with this Separation Date Release, shall be deemed or construed to be (a) an admission of the truth or falsity of any actual or potential claims or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to Executive or to any third party. 7. Authority. The Company each represent and warrant that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Separation Date Release. Executive represents and warrants that Executive has the capacity to act on Executive’s own behalf and on behalf of all who might claim through Executive to bind them to the terms and conditions of this Separation Date Release. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein. 8. Voluntary Execution of Agreement. Executive understands and agrees that Executive executed this Separation Date Release voluntarily, without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of Executive’s claims against any of the Releasees. Executive acknowledges that: (a) Executive has read this Separation Date Release; (b) Executive (i) has until twenty-one (21) days from Separation Date (as defined in the Separation Agreement) to sign this Separation Date Release, and (ii) Executive cannot sign this Separation Date Release before the Separation Date (as defined in the Separation Agreement); (c) Executive has been represented in the preparation, negotiation, and execution of this Separation Date Release by legal counsel of Executive’s own choice or has elected not to retain legal counsel; (d) Executive understands the terms and consequences of this Separation Date Release and of the releases it contains; (e) Executive has not relied upon any representations or statements made by the Company that are not specifically set forth in this Separation Date Release or in the Separation Agreement; and (f) Executive is fully aware of the legal and binding effect of this Separation Date Release.

DocuSign Envelope ID: A41D1E52-D264-47E4-9060-A92D758C10B1 13 157395.00802/128979940v.2 EXECUTION COPY IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below. Johan Broekhuysen, an individual Dated: Johan Broekhuysen BLACKSKY TECHNOLOGY INC. Dated: By: Brian O’Toole Chief Executive Officer

DocuSign Envelope ID: A41D1E52-D264-47E4-9060-A92D758C10B1 14 157395.00802/128979940v.2 EXECUTION COPY Exhibit B [Intentionally Omitted]